UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

Marky Corp.

(Exact name of registrant as specified in its charter)

Wyoming	333-271350	32-0689703
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

30 N Gould St. Sheridan,

WY 82801

(Address of principal executive offices, including zip code)

+ 1860-9730746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company Yes ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On April 2, 2024, the Audit Committee of the Supervisory Board of Marky Corp. determined to dismiss Bolko & Associates, LLC (“Bolko & Associates”) as our independent registered public accounting firm.

The reports of Bolko & Associates on our consolidated financial statements as of and for the years ended January 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended January 31, 2023, and through January 31, 2024, there were no:(a) disagreements with Bolko & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Bolko & Associates’ satisfaction, would have caused Bolko & Associates to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We provided Bolko & Associates with a copy of this Current Report on Form 8-K and requested from Bolko & Associates a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above disclosures. A copy of Bolko & Associates’ letter dated April 2, 2024 is attached as Exhibit 16.1.

(b) Contemporaneous with the determination to dismiss Bolko & Associates, the Audit Committee appointed Olayinka Oyebola & Co as our independent registered public accounting firm effective immediately following the filing of our Annual Report on Form 10-K for the year ended January 31, 2024 on April 2, 2024, subject to completion of its standard client acceptance procedures and execution of an engagement letter. Olayinka Oyebola & Co will also be appointed as statutory auditor of Marky Corp.

Other than described above, neither we nor anyone acting on our behalf consulted with Olayinka Oyebola & Co on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that Olayinka Oyebola & Co concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Bolko & Associates, LLC to the Securities and Exchange Commission dated April 3, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marky Corp.

Date: April 4, 2024	By:	/s/ Kos Ramirez Maximiliano
Chief Executive Officer/Director